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                                                                      EXHIBIT 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for FS Variable Annuity Account Two of First SunAmerica Life Insurance Company of our report dated January 31, 2001, relating to the consolidated financial statements of First SunAmerica Life Insurance Company, and of our report dated November 9, 2001, relating to the financial statements of FS Variable Annuity Account Two. We consent to the incorporation by reference of our report into the Prospectus, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



PricewaterhouseCoopers LLP
Los Angeles, California
December 21, 2001